UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2024

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6303 Waterford District Drive, Suite 215 Miami, Florida 33126	6744832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 776-6804

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSPR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2024, InspireMD, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with ROIB Waterford, LLC, a Delaware limited liability company (the “Landlord”), for general office space, with onsite shipping and receiving of products as set forth in the Lease (the “Premises”). The Premises consists of approximately 10,782 square feet in Suites 215 and 280 of the 6303 Waterford at Blue Lagoon building located at 6303 Waterford District Drive, Miami, Florida 33126.

The Lease rent commences on the date that the Landlord delivers the entire Premises to the Company with (i) the Landlord’s completion of the construction of Suite 280 and (ii) the construction of Suite 215 being substantially complete (the “Commencement Date”). The Lease has a term of 64 months from the Commencement Date (the “Term”), subject to a five-year extension in accordance with the terms of the Lease.

Pursuant to the Lease, the Company paid the Landlord a security deposit of $500,000. Provided that there are no events of default by the Company under the Lease, the Security Deposit will be returned to the Company on an incremental basis throughout the Term. Pursuant to the Lease, the Company has agreed to pay base rent of $22,911.75 per month during the first year of the Term, increasing on an incremental basis each subsequent year of the Term, as well as traditional lease expenses including, certain taxes, operating expenses and utilities.

The foregoing description of the Lease is only a summary and is qualified in its entirety by reference to the full text of the Lease, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 15, 2024, the Company issued a press release titled “InspireMD Announces Establishment of Global Headquarters in Miami to Support Anticipated U.S. Launch and Commercialization of the CGuard Prime Carotid Stent System”. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K that is furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Lease Agreement, dated October 9, 2024, by and between InspireMD, Inc. and ROIB Waterford, LLC
99.1	Press Release, dated October 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date:	October 15, 2024	By:	/s/ Craig Shore
		Name:	Craig Shore
		Title:	Chief Financial Officer